EXHIBIT 10.26

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION IN REASONABLY ACCEPTABLE FORM AND SCOPE TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS OR THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE OFFERING OF THIS WARRANT HAS NOT BEEN REVIEWED OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT IS ALSO SUBJECT TO CERTAIN ADDITIONAL TRANSFER RESTRICTIONS PROVIDED FOR HEREIN.

DIASYS CORPORATION

Common Stock Purchase Warrant

150,000 Shares

Void after February 3, 2009
1	Holder's Right to Purchase.

                       DIASYS CORPORATION, a Delaware corporation (the "Company"), hereby certifies that for value received, MORRIS SILVERMAN or his assigns (the "Holder"), is entitled, subject to the terms and conditions set forth in this Common Stock Purchase Warrant (the "Warrant"), to purchase from the Company up to one hundred fifty thousand (150,000) fully paid and non-assessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock") at a purchase price of Sixty-Six Cents ($.66) per share, at any time or from time to time before 4:00 p.m., Eastern Time, on February 3, 2009. This right to purchase shares of Common Stock of the Company may be exercised in whole or in part and is further subject to the terms and provisions set forth herein.

                       This Warrant is issued as partial consideration for a $100,000 loan from the Holder to the Company, evidenced by a Promissory Note of the Company made on or about the date hereof.

2.	Exercise of Warrant.

                       2.1     Manner of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company at its principal place of business (a) this Warrant, (b) a written notice in substantially the form of the Subscription Notice attached hereto, of the Holder's election to exercise this Warrant, which notice shall specify the number of shares to be purchased (which shall be a whole number of Shares if for less than all the Shares then issuable hereunder), and (c) payment of the Exercise Price with respect to such Shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Interests as to which this Warrant is being exercised or (b) by a "cashless exercise" of this Warrant, in which event the Holder shall receive from the Company the number of Warrant Interests equal to (i) the number of Warrant Interests as to which this Warrant is being exercised minus (ii) the number of Warrant Interests having an aggregate value (determined by reference to the Market Value of shares of Common Stock on the Business Day immediately prior to the date of such exercise), equal to the product of (x) the Exercise Price times (y) the number of Warrant Interests as to which this Warrant is being exercised. As used herein, the term "Market Value" shall mean the closing price of the Company's Common Stock on the American Stock Exchange (or such other market on which the Company's shares may hereafter be traded).

                       The Company shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of a share of Common Stock specified in said notice together with cash in lieu of any fractions of a share of Common Stock as provided in Section 1.3. The certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of Warrant Shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall, in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, stamp, documentary and similar taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants under this provision.

                       2.2     When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which the

Company shall have received a completed subscription and payment has hereinabove provided, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 3.3, shall be deemed to have become the Holder of record of such Common Stock.

                       2.3     Company to Reaffirm Obligations. The Company will, at the time of exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights (including, without limitation, any right to registration) pursuant to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

                       2.4     Shares to Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if such Common Stock is then quoted on NASDAQ or listed on any national securities exchange (as defined in the Exchange Act), such Common Stock shall, to the extent permitted under the applicable rules of such exchange or NASDAQ), be duly quoted or listed thereon, as the case may be.

                       2.5     No Fractional Shares Required to Be Issued. The Company shall not be required to issue fractional shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would, but for this Section 1.3, be issuable upon final exercise of this Warrant, in lieu of such fractional share of Common Stock, the Company shall pay to the Holder in cash an amount equal to the same fraction of the Fair Market Value of the Company per share of Common Stock outstanding on the Business Day immediately prior to the date of such exercise.

3.                   Reservation of Stock, Etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock issuable upon the exercise of the Warrant, All shares of Common Stock issued upon the exercise of the Warrant shall be duly authorized, validly issued, fully paid and non-assessable.

4.	Adjustments

                       4.1     Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In case the Company, after the date hereof, (a) shall effect a capital reorganization or reclassification of any or all of its capital stock, or (b) shall consolidate with or merge into any other organization, company, corporation, partnership, trust, business organization, individual, or group of individuals (a "Person") and shall not be the continuing or surviving corporation of such consolidation or merger, or (c) shall permit any other Person to consolidate with or merge into the Company, and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or the securities or property of any other Person, or (d) shall transfer all or substantially all of its properties and assets to any other Person; then proper provision shall be made so that the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive the stock and other securities and property to which such Holder would have been entitled to, as if such Holder had so exercised this Warrant immediately prior to the consummation of any such transaction.

                       4.2     Adjustments for Stock Dividends; Combinations. In the event that the Company, at any time or from time to time hereafter, shall (i) declare or pay any dividend on its capital stock payable in Common Stock; (ii) effect a subdivision of its outstanding shares into a greater number of shares of Common Stock or any equity securities convertible into Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock); or (iii) combine or consolidate its outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, upon the exercise hereof, at any time after the occurrence of any event described above, the Holder shall be entitled to receive the Common Stock to which such Holder would have been entitled if such Holder had exercised this Warrant immediately prior to the occurrence of such event.

5.                   No Impairment. The Company will not, by any means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the foregoing, the Company (a) will not permit the par value, if any, of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefore upon such exercise, (b) will take such action as may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) will not (i) transfer all or substantially all of its assets to any other Person, or (ii) consolidate with or merge into any other Person where the Company is not the surviving Person, unless the other Person acquiring such properties and assets or surviving after such consolidation or merger shall expressly assume in writing all the terms of this Warrant.

6.                   Transfer Without Registration. Neither this Warrant nor the shares of Common Stock issuable hereunder have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. Until such time, if any, as such shares shall have been so registered neither this Warrant nor any shares of Common Stock issued upon the exercise of this Warrant shall be transferred, sold or assigned, except upon delivery of (a) an opinion (in form and substance satisfactory to the Company) of counsel satisfactory to the Company to the effect that such registration is not required or (b) such information as, in the reasonable opinion of the Company, is necessary in order to establish that such transfer may be made without registration. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the 1933 Act, shall bear a legend to such effect. Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the 1933 Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate (who may be an employee of such Holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

7.	Registration.

                        7.1     Incidental Registration. If at any time the Company proposes to register under the 1933 Act (on a form on which inclusion of the Company's Common Stock owned beneficially by a Shareholder is generally permissible) any of its securities for sale to the public or pursuant to a request made hereunder by another Shareholder, the Company will give each Shareholder at least thirty (30) calendar days prior notice of the proposed filing of such registration statement and will, if requested by any Shareholder, include in such registration statement such number of shares of the Company's Common Stock issued or to be issued hereunder as may be specified in such request; provided, however, that the Company shall not be required to so include in any such registration statement any such shares if, and only if, the Company and the underwriters with respect to such offering determine reasonably and in good faith that such inclusion of such shares would materially interfere with or adversely affect the offering by the Company pursuant to such registration statement, Upon the effectiveness of such registration statement, the Company shall use its best efforts to cause the same to remain in effect for ninety (90) days or for such longer period as shall be consistent with the purposes of such registration statement, Any such Shareholder shall pay all of its expenses reasonably attributable to inclusion of such shares in such registration statement and reasonably attributable to inclusion of such shares in connection with all appropriate blue sky or other state securities law qualifications as provided for below.

                       7.2     Blue Sky. In connection with any such offering, the Company shall use its best efforts to effect all appropriate qualifications (including qualifications requested by a Shareholder) under applicable blue sky or other state securities laws and (when requested) appropriate compliance with exemptive regulations issued under such laws or under any other governmental requirements or regulation, except to the extent that such qualification or compliance would cause the Company to become subject to the general jurisdiction of any state or territory.

                       7.3     Indemnification. (a) With respect to the registration under the 1933 Act of the Company's Common Stock pursuant hereto, the Company will indemnify and hold harmless each Shareholder and its officers and directors, each underwriter of the securities sold pursuant to this Section, and each person controlling each such underwriter from and against any losses (excluding underwriters' commissions), claims, damages or expenses (including legal or other expenses reasonably incurred in connection with investigation, settling or defending any such claim, loss, damage or liability) to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereto) arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was based on information furnished to the Company.

                       (b) With respect to the registration under the 1933 Act of the Company's Common Stock pursuant hereto, each Shareholder will indemnify and hold harmless the Company (or any person controlling the Company) and its officers and directors, each underwriter of the securities sold pursuant to this Section, and each person controlling each such underwriter from and against any loss, claim, damage, liability or expense (including legal or other expenses reasonably incurred in connection with investigation, settling or defending any such claim, loss, damage or liability), to which any of them may become subject under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or expense (or actions in respect thereto) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement or prospectus or any amendment or supplement thereto, or arises out of, or is based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon information furnished to the Company by such Shareholder for inclusion therein.

                       (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action covered thereby, such indemnified party shall notify the indemnifying party, Whether or not the indemnifying party is a party to such action, the indemnifying party may, if it chooses, assume the defense of such action or it may notify the indemnified party that it shall have the right to choose counsel to represent it, subject to the approval of the indemnifying party, which approval shall not be unreasonably withheld, The reasonable fees and expenses of such counsel, as well as all other reasonable expenses incurred by the indemnified party in connection with the investigation, defense and/or settlement of such action, shall be paid by the indemnifying party. No settlement of any such action shall be made without the written consent of the indemnifying party. Notwithstanding the above, the indemnifying party shall only be obligated to pay the fees and expenses for one such counsel with respect to each action described in this Section regardless of the number of parties so indemnified.

                       7.4     Termination of Registration Rights. If, pursuant to Section 7.1 hereof, (i) the Company shall have offered an unconditional (but for the mutual undertaking contained herein) opportunity, either unilaterally or upon demand, to register and sell any shares under a registration statement, and (ii) a Shareholder shall have declined to (x) register such shares, or (y) having registered, shall fail to sell such shares; then, and only then, such registration rights, and the Company's obligations hereunder, shall cease as to any and all shares so covered by such a registration statement.

8.                   Notices of Record Date, Etc. In the event of (a) any taking by the Company of a record of the Holders of Common Stock for the purpose of determining who is entitled to receive any dividend or other contribution, or any right to subscribe for shares of Common Stock or property, or to receive any other right, or (b) any capital reorganization, reclassification or recapitalization of the Company, or any transfer of all or substantially all the assets of the Company to any other person, or any consolidation or merger involving the Company and any other person, or (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company. The Company will mail to the Holder of the Warrant, a notice specifying the date or expected date on which any such action is to be taken with regard to any of the events specified above, Such notice shall be mailed at least twenty (20) calendar days prior to the date therein specified.

9.                   Transfer of Warrant. Subject to the provisions of Section 7 hereof, this Warrant may be transferred, sold or assigned, in whole or in part, at any time. Upon notice of any proposed partial transfer, the Company will execute, issue and deliver new warrants in the denomination to be transferred and in the denomination to be retained by Holder (the "Subsequent Warrants").

10.                  Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant or any Subsequent Warrant, and receipt of an indemnity reasonably satisfactory to the Company, the Company at its expense, will execute and deliver a new Warrant of like tenor.

11.                  Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof.

12.                  Ownership of Warrant. Until this Warrant or any Subsequent Warrant is transferred on the books of the Company, the Company may treat the person in whose name such Warrant is issued as the absolute owner hereof for all purposes notwithstanding any notice to the contrary, except that if and when this Warrant or any Subsequent Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner of such Warrant for all purposes, notwithstanding any notice to the contrary. The Warrant, if properly assigned, may be exercised by a new Holder without first having a new Warrant issued.

13.                  Notices, Etc. All Notices and other communications of the Company to the Holder of this Warrant shall be mailed by first-class, registered mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last known Holder of this Warrant.

14.                  Miscellaneous. All of the terms and conditions hereof shall be binding upon and inure to the benefit of any Holder of this Warrant or any Subsequent Warrant. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Connecticut and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposed of reference only and shall not limit or otherwise affect the meaning hereof.

15.                  Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Eastern Time, on February 3, 2009.

DIASYS CORPORATION

By:	__________________________________
Gregory Witchel, Chief Executive Officer

FORM OF CASH SUBSCRIPTION

[To Be Signed Only Upon Exercise of Warrant]
To:	DiaSys Corporation
81 West Main Street
Waterbury, CT 06702

                       The undersigned, the Holder of the within Warrant, hereby irrevocable elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of DiaSys Corporation and herewith makes payment of $__________ therefore, and requests that the certificate for such shares be issued in the name of, and delivered to, _____________________, whose address is ________________________________________________________________.

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address
___________________________________ ___________________________________ ___________________________________

Social Security Number

____________________________________

FORM OF CASH SUBSCRIPTION

[To Be Signed Only Upon Cashless Exercise of Warrant]
To:	DiaSys Corporation
81 West Main Street
Waterbury, CT 06702

                       The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of Common Stock of DiaSys Corporation by surrendering Warrant shares in payment of the exercise price of the Warrants and requests that the certificate for such shares be issued in the name of, and delivered to, _____________________________, whose address is ____________________________________________________.

Number of Warrants Exercised	____________

Market Value of Shares	____________

Number of Shares Surrendered	____________

Net Number of Shares to be Received	____________

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address
___________________________________ ___________________________________ ___________________________________

Social Security Number

____________________________________

FORM OF ASSIGNMENT

[To Be Signed Only Upon Transfer of Warrant]

                       For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the within Warrant to purchase shares of Common Stock of DiaSys Corporation to which the within Warrant relates.

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant )

Address
___________________________________ ___________________________________ ___________________________________

Signed in the presence of:

____________________________

____________________________